UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐	Definitive Additional Materials

☑	Soliciting Material Pursuant to §240.14a-12

Standard Microsystems Corporation
(Name of Registrant as Specified In Its Charter) Microchip Technology Incorporated
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 Filed by Microchip Technology Incorporated
Pursuant to Rule 14a-12
of the Securities Exchange Act of 1934
Subject Company: Standard Microsystems Corporation
Commission File No.: 000-07422

Microchip Technology Incorporated plans to use the following materials in one or more presentations to the employees of Standard Microsystems Corporation (SMSC) in connection with Microchip's acquisition of SMSC. Such materials may also be made available to such employees in electronic or paper form.

MICROCHIP


A Leading Provider of
Microcontroller, Analog and Flash-IP Solutions
MICROCHIP

Presented by:
Steve Sanghi
Chief Executive Officer

- **Cautionary Statement:**
Statements about the expected timing, completion and effects of the proposed transaction, and other statements in this presentation that are not historical facts, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties that could cause actual results to differ materially, including, but not limited to whether and when the acquisition is consummated. These statements are qualified by the inherent risks and uncertainties surrounding future expectations generally, and also may materially differ from actual future results. Such risks and uncertainties include the actual timing of the closing of the acquisition, the satisfaction of the conditions to closing in the acquisition agreement, any termination of the acquisition agreement, the effect of the acquisition on Microchip's and SMSC's existing relationships with customers and vendors and their operating results and businesses; general economic, industry or political conditions in the U.S. or internationally; and the risks described from time to time in SEC reports including filings on Forms 10-K, 10-Q and 8-K. You can obtain copies of applicable Forms 10-K, 10-Q and 8-K and other relevant documents for free at Microchip's website (www.microchip.com) , at SMSC's website (www.smsc.com) or the SEC's website (www.sec.gov) or from commercial document retrieval services. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date such statements are made. We do not undertake any obligation to publicly update any forward-looking statements to reflect events, circumstances or new information after the date hereof.
- **Additional Information and Where to Find It**
SMSC intends to file a proxy statement in connection with the acquisition transaction. Investors and securityholders are urged to read the proxy statement when it becomes available because it will contain important information about the transaction. Investors and security holders may obtain free copies of these documents (when they are available) and other documents filed with the SEC at the SEC's web site at www.sec.gov. Microchip, SMSC and their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of SMSC in connection with the acquisition transaction. Information regarding the special interests of these directors and executive officers in the transaction will be included in the proxy statement described above. Additional information regarding the directors and executive officers of Microchip is also included in Microchip's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on July 11, 2011. Additional information regarding the directors and executive officers of SMSC is also included in SMSC's proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on June 14, 2011. These documents are available free of charge at the SEC's web site at www.sec.gov and as described above.

Welcome to Microchip!!!

Corporate Overview

- Leading semiconductor provider:
  - Of high-performance, field-programmable, 8-, 16- & 32-bit Microcontrollers
  - Of Analog & Interface products
  - Wi-Fi and RF products
  - Of related Memory products
  - Flash-IP Solutions
  - For high-volume embedded control applications
- $1.4B in annual sales in FY12
- More than 7000 employees
- Headquartered near Phoenix in Chandler, AZ

"The Silicon Desert"



Annual Net Sales Growth



• 86 consecutive quarters of profitability
MCU
Memory
Analog
Licensing
Other
$ Million
1600
1500
1400
1300
1200
1100
1000
900
800
700
600
500
400
300
200
100
0
FY93 FY94 FY95 FY96 FY97 FY98 FY99 FY00 FY01 FY02 FY03 FY04 FY05 FY06 FY07 FY08 FY09 FY10 FY11 FY12

Global Development Centers

Technology, IC Design, Test & Software



Milwaukee, Wisconsin
Norristown, Pennsylvania
San Jose & Los Angeles, California
Chandler, Arizona
Lausanne, Switzerland
Budapest, Hungary
Bucharest, Romania
Shanghai, China
Hsinchu, Taiwan
Manila, Philippines
Bangalore, India
Bangkok, Thailand
Brisbane, Australia

Worldwide Manufacturing Locations


Oregon
Fab 4
Arizona Corp. HQ
Fab 2
Bangkok
Test &
Assembly

Worldwide 8-Bit GP Microcontroller Market Share (Dollars)

No.	1991 Rank	1996 Rank	1998 Rank	2001 Rank	2005 Rank	2006-9 Rank	2010 Rank	2011 Rank
1	Motorola	Motorola	Motorola	Motorola	Motorola	Microchip	Renesas	Renesas
2	Intel	NEC	NEC	Hitachi	Renesas	NEC	Microchip	Microchip
3	Philips	Philips	ST-Micro	NEC	Microchip	ST-Micro	Atmel	Atmel
4	Mitsubishi	Hitachi	Philips	Microchip	NEC	Freescale	ST-Micro	Freescale
5	NEC	Mitsubishi	Hitachi	ST-Micro	ST-Micro	Atmel	Samsung	ST-Micro
6	Hitachi	Toshiba	Mitsubishi	Philips	Atmel	Renesas	Freescale	Samsung
7	Toshiba	Matsushita	Microchip	Toshiba	Toshiba	NXP	NXP	Cypress
8	Siemens	SGS-Thomson	Toshiba	Atmel	Philips	Cypress	Cypress	Fujitsu
9	TI	Intel	Siemens	Matsushita	Fujitsu	Sony	Panasonic	Sony
10	Matsushita	Microchip	TI	Sanyo	Infineon	Fujitsu	Fujitsu	Toshiba
11	National	Siemens	Fujitsu	Samsung	Sanyo	Panasonic	Datang	Panasonic
12	SGS-Thomson	Fujitsu	Sanyo	Mitsubishi	Samsung	Toshiba	NEC (1Q)	Datang
13	Ricoh	TI	Matsushita	Infineon	Matsushita	Samsung	Sony	NXP
14	MHS	Sony	Atmel	Sony	Sony	Datang	Toshiba	JSC
15	IIT	Zilog	Zilog	TI	Sunplus	Si Labs	Si Labs	Si Labs
16	Sharp	Sharp	Sharp	Fujitsu	Micronas	Holtek	JSC	Holtek
17	Fujitsu	Temic	Sony	Sunplus	Novatek	Infineon	Holtek	Infineon
18	Oki	Sanyo	Intel	Zilog	Intel	Elan	Infineon	Huahong
19	Zilog	National	National	Novatek	Holtek	Winbond	Sonix	Elan
20	Sony	Oki	LG Semi	Micronas	Winbond	Denso	Elan	Sanyo/On
23	Microchip							

Based on dollar shipment volume 1991-2011, Source: Gartner and Microchip

16-bit Revenue


FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12

Worldwide 16-Bit GP Microcontroller Market Share (Dollars)

No.	2004 Rank	2006 Rank	2008 Rank	2009 Rank	2010 Rank	2011 Rank
1	Renesas	Renesas	Renesas	Renesas	Renesas	Renesas
2	Infineon	Infineon	Infineon	Infineon	Infineon	Infineon
3	Freescale	Freescale	Samsung	TI	TI	TI
4	TI	Fujitsu	TI	Samsung	Samsung	Freescale
5	NEC	TI	Freescale	Fujitsu	Freescale	Fujitsu
6	Matsushita	Intel	Fujitsu	Freescale	Fujitsu	Toshiba
7	Toshiba	Toshiba	Toshiba	Toshiba	Toshiba	Samsung
8	Fujitsu	NEC	Intel	NEC	Microchip	Microchip
9	Intel	Sunplus	NEC	Intel	Intel	Intel
10	STMicro	Sony	Sony	Microchip	Sony	Sony
11	Oki	NXP	Panasonic	Panasonic	JSC Sitronics	JSC
12	Sony	Micronas	NXP	Sony	Sunplus I	Winbond
13	Micronas	Winbond	Winbond	Winbond	Winbond	Ixys
14	Sunplus	Matsushita	Microchip	Sunplus I	NXP	Micronas
15	Winbond	Microchip	Micronas	Micronas	Micronas	Seiko Epson
16	Microchip	Samsung	Sunplus I	NXP	Sunplus MM	Shenzhen St
17	Samsung	Oki	Sunplus MM	Sunplus MM	Seiko Epson	Sunplus
18	Philips	National	Sharp	Seiko	Panasonic	Rohm
19	Magnachip	Sharp	Rohm	Sharp	Rohm	Panasonic
20	Sharp	STMicro	Seiko	Rohm		

Based on dollar shipment volume 2004-2011, Source: Gartner and Microchip

32-bit Revenue


FY09
FY10
FY11
FY12

Worldwide GP Microcontroller Market Share (Dollars)

No.	2003 Rank	2008 Rank	2009 Rank	2010 Rank	2011 Rank
1	Renesas	Renesas	Renesas	Renesas	Renesas
2	Motorola	NEC	NEC	Freescale	Freescale
3	NEC	Freescale	Freescale	Samsung	TI
4	Matsushita	Infineon	Samsung	Microchip	Microchip
5	Infineon	Samsung	Microchip	Atmel	ST-Micro
6	Fujitsu	Microchip	TI	TI	Atmel
7	Toshiba	ST-Micro	Infineon	Infineon	Infineon
8	Microchip	TI	ST-Micro	ST-Micro	Fujitsu
9	Samsung	Fujitsu	Fujitsu	Fujitsu	Toshiba
10	ST-Micro	NXP	NXP	NXP	Samsung
11	Atmel	Toshina	Atmel	Toshiba	NXP
12	TI	Atmel	Toshiba	Denso	Denso
13	Sanyo	Panasonic	Panasonic	Cypress	Sony
14	Philips	Denso	Denso	Panasonic	Panasonic
15	Intel	Sony	Cypress	Sony	Cypress
16	Sony	Cypress	Sony	Datang	JSC Sitronics
17	Micronas	Intel	Datang	JSC Sitronics	Datang
18	Oki	Micronas	Intel	Si-Labs	Intel
19	Sunplus	Winbond	Si-Labs	Intel	Huahong
20	Winbond	Si-Labs	Rohm		Si Labs

Based on dollar shipment volume 2003-2011, Source: Gartner and Microchip

Total MCU (4/8/16/32) Market Share %


8
7
6
5
4
3
2
1
0
%
CY94
CY96
CY98
CY00
CY02
CY04
CY06
CY08
CY10

Which of the following 8-bit chip families would you consider for your next embedded project?


Microchip PIC 55%
Atmel AVR 45%
Freescale HC 21%
STMicro ST6, ST7, ST8 18%
Arduino 17%
TI TMS370, 7000 15%
Renesas H8, R8 13%
Intel 80xx, '251 11%
CypressPSoC 10%
Atmel 80xx 10%
NXP/Philips P80x, P87x, P89x 9%
SiLabs 80xx 9%
Xilinx PicoBlaze 8%
Altera soft core 6%
Zilog Z8, Z80, Z180, eZ80 6%
Digi/Rabbit 2000, 3000 4%
Maxim 80xx 4%
Parallax 3%
NEC K0 3%
Infineon XC800, C500 3%
Other 2%
Toshiba 1%
Those Clock Rate Under 100 MHz
N = 633

Which of the following 16-bit chip families would you consider for your next embedded project?


Microchip PIC24/dsPIC
56%
TI MSP430
48%
STMicro ST9, ST10
18%
Freescale HC16
17%
Renesas H8/300H, H8S, H8S/2000, M16C
16%
Freescale HC12
15%
Intel 8086, '186, '286
8%
AMD 186, '188
7%
Other
5%
Maxim
5%
Infineon XE166, XC2000, XC166, C166
4%
Zilog Z180, Z380
4%
Those clock rate under 100 MHz
N = 553

Which of the following 32-bit chip families would you consider for your next embedded project?



Microchip PIC 32-bit (MIPS) 34%
STMicro STM32 (ARM) 31%
TI Stellaris (ARM) 28%
Atmel (AVR32) 23%
NXP LPC (ARM) 21%
Atmel AT91xx (ARM) 20%
FreescaleKinetis (Cortex-M4) 16%
TI OMAP 16%
Arduino 12%
Freescale 68K, ColdFire 12%
Freescale i.MX (ARM) 11%
Cypress PSOC 5 (ARM) 10%
TI C2000 MCUs 10%
TI Sitara (ARM) 10%
Altera Nios II (soft core) 8%
RenesasSuperH, H8SX, M32C, M32R 8%
Xilinx MicroBlaze (soft-core) 8%
Altera SoC-FPGA (ARM) 7%
Intel Atom, Pentium, Celeron, Core 2, Core iX 7%
TI Hercules (ARM) 7%
Actel/Microsemi ProASIC 3 (ARM) 6%
Freescale PowerPC 55xx 6%
Energy Micro EFM32 5%
Freescale PowerPC 5xx, 6xx 5%
Freescale PowerPC 7xx, 8xx 5%
Xilinx Virtex-5 (with PowerPC 405) 5%
FreescalePowerQUICC 4%
STMicro ST20 4%
Xilinx Virtex-4 (with PowerPC 405) 4%
Xilinx Zinq 4%
Other 4%
AMD Fusion, Athlon, Sempron, Turion, Opteron,... 3%
NEC V850 3%
NVIDIA Tegra 3%
Cirrus Logic EP73xx, EP93xx (ARM) 2%
IBM PowerPC 4xx, 7xx 2%
Infineon TriCore 2%
Marvell 2%
Qualcomm (any) 2%
AMCC PowerPC 4xx 1%
AMD Alchemy (MIPS) 1%
Broadcom (any) 1%
Fujitsu FR series 1%
Infineon Tricore 1%
Intel Itanium 1%
SPARC (any) 1%
IDT 32xxx %
Those clock rate are under 100 MHz
N = 670

Analog Revenue



$200,000
$160,000
$120,000
$80,000
$40,000
$0
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12

Analog-Attach Increases Microchip's System Content and Value Proposition

45% customers attached to PIC



RF Xmit/receive
Digital Pot
Precision Voltage Reference
High Voltage I/O's
IR Communication
Telecom DTMF Codec
Sensors
Amplifiers
Filters
A/D
Microcontrollers
Power Drivers
Motors Relays Print-heads
D/A
Serial NV Memory
Power
Power Management - Regulators - Supervisory
LCD Drivers
VF Drivers
SRAM
Transceivers - RS232/485 - CAN bus - USB
Bus Comm - CAN bus - USB - I2C - SPI - RS422/423
Digital Peripherals PWM RTC
Encryption (KEELOQ®) Speech Co-Processing
LED Drivers

MICROCHIP

Our Vision: *Be The Very Best Embedded Control Solutions Company Ever*


KINECT
-999
DIGITAL MULTI METER
9999

Mission

- *Microchip Technology Incorporated is a leading supplier of field-programmable embedded control solutions by delivering the popular PIC® microcontrollers, a broad spectrum of innovative analog products, related non-volatile memory products and Flash-IP solutions.*

- *In order to contribute to the ongoing success of customers, shareholders and employees, our mission is to focus resources on high value, high quality products and to continuously improve all aspects of our business, providing an industry leading return on investment.*

Guiding Values

- *Quality comes first*
- *Customers are our focus*
- *Continuous improvement is essential*
- *Employees are our greatest strength*
- *Products and technology are our foundation*
- *Total cycle times are optimized*
- *Safety is never compromised*
- *Profits and growth provide for everything we do*
- *Communication is vital*
- *Suppliers, representatives and distributors are our partners*
- *Professional ethics are practiced*

Values are not what we say – they are what we practice

Compelling Strategic Rationale

- **SMSC product lines are complementary to Microchip and significantly expands our SAM and customer base**
- **Expanded SAM and customer base offers new cross selling opportunities**
- **SMSC's rich IP portfolio and building blocks are synergistic with our high performance MCU's**
  - Several SMSC products are in fact specialized microcontrollers
- **SMSC adds a strong patent portfolio to our existing portfolio. SMSC has over 300 granted patents and approximately 100 patents that are pending**
- **MOST® technology is a very key building block in fast growing Automotive Infotainment applications**
- **Wireless Audio solutions target a fast growing, emerging market**

Next Steps

- Microchip and SMSC executives will work towards completing the acquisition expeditiously.
- We expect to close transaction in CQ3, 2012.
- We will form an integration team consisting of employees from both companies who will outline the integration strategy in areas of IT, HR, finance, legal, operations, product lines and sales.

Some Answers in the HR area

- **Your vested stock options, SARs and other equity instruments will be cashed out at $37 stock price.**
- **Your unvested stock options will be assumed by Microchip adjusted for the exchange ratio.**
  - # of options = Current number of options x $37/MCHP stock price
  - Option price= Current option price x MCHP stock price/$37
  - The vesting schedule will remain the same
- **Your unvested RSU will be assumed by Microchip adjusted for the exchange ratio.**
  - # of RSUs = Current RSUs x $37/MCHP stock price
  - The vesting schedule will remain the same
- **Your unvested SARs will be converted into Stock settled SARs vesting at the same schedule.**
  - # of SARs = Current SARs x $37/MCHP stock price
  - SARs price = Current SARs price x MCHP stock price/$37

Answers– contd.

- SMSC's ESPP will be terminated and employees can join Microchip's ESPP
- Our international ESPP plan is similar to SMSC's ESPP plan.
- SMSC's 401K plan will be terminated.
- Employees can roll over their contributions and outstanding loans into Microchip's 401K plan.

Microchip Community Awards

WHEN WORK WORKS

Bringing Research on Workplace Effectiveness and Workplace Flexibility into Business and Community Practice

2011 Microchip Again Wins Alfred P. Sloan Award for Workplace Flexibility *For Fifth Consecutive Year, Company Receives National Recognition for Business Practices*

Microchip Technology has been selected as one of Arizona's "100 Best" Companies! 2011

Dec 2010 Microchip Named Phoenix Business Journal's "Best Place to Work "for Fourth Straight Year--

Bay Area News Top Workplaces Program 2012

Best Employers in Thailand 2009



Hewitt
Hewitt
Best Employers
in Thailand
2009
Best Employers
This is to certify that
Microchip Technology
(Thailand) Co., Ltd.
has been named a Hewitt Best Employer in Thailand 2009
Presented by Hewitt Associates on March 23, 2009
Hewitt
Sasin
Microchip Technology
(Thailand) Co., Ltd.

Microchip Training Awards

- **Criteria**
  - Strategic application of training to drive business objectives
  - Robust, formal training program
  - Training budget, resources and tuition reimbursement
  - Hours of training per employee
- **Top 50 in 2001 (Rank # 18)**
- **Top 100 in 2002 (Rank # 39)**
- **Top 125 in 2007 (Rank # 93)**
- **Top 125 in 2012 (Rank # 116)**

MICROCHIP


DRIVING
How The Aggregate System
Turned Microchip Technology
from a Failing Company
to a Market Leader
EXCELLENCE
MICHAEL J. JONES
STEVE SANGHI
CEO of Microchip Technology Inc.

Source: Driving Excellence
John Wiley and Sons,
April 2006

Microchip Summary

- Leading provider of embedded control solutions
- Leadership position shaped by our vision, unique culture and guiding values
- Dedicated to the success of our customers, investors and employees
- Excited to have SMSC join the team!

MICROCHIP

Questions?